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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 19, 2003

                              BMC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


          MINNESOTA                     1-8467              41-0169210
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  (State of Incorporation)    (Commission file number)     (I.R.S. Employer
                                                          Identification No.)


   ONE MERIDIAN CROSSINGS, SUITE 850
        MINNEAPOLIS, MINNESOTA                                 55423
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(Address of principal executive offices)                     (Zip Code)


                                 (952) 851-6000
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                         (Registrant's telephone number)

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ITEMS 1-6. Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) - (b) Not Applicable.

           (c)       Exhibits:

           EXHIBIT   DESCRIPTION
           -------   -----------

           99.1 Press Release issued by BMC Industries, Inc., dated August 19, 2003

ITEM 8-11. Not Applicable.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 19, 2003, BMC Industries, Inc. (the "Company") issued a press release announcing second quarter 2003 financial results. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto are provided under Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

         The Company intends that certain matters disclosed in this Current Report (including the exhibit hereto) are "Forward-Looking Statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are Forward-Looking Statements. Forward-Looking Statements may be identified by the use of words such as "anticipates", "estimates", "expects", "forecasts", "projects", "intends", "plans", "predicts", and similar expressions. Forward-Looking Statements are subject to a number of risks and uncertainties that could cause, and in certain instances have caused, actual results or outcomes to differ materially from those projected, including, among others, our ability to obtain additional waivers or other relief from our lenders beyond the September 15, 2003 date granted to the Company; ability to negotiate financing arrangements or other solutions in replacement of our existing credit facility; our ability to generate sufficient cash flow to meet obligations during the waiver period and beyond and availability of borrowing capacity to the Company going forward; the ability to meet future financial covenants under our credit agreement; ability to maintain credit terms

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with vendors; ability to manage working capital and align costs with market conditions; ability to achieve higher yields at Vision-Ease; ability to reduce inventories while maintaining consistently high customer service levels and product fill rates; ability to increase sales of products at both Vision-Ease and Buckbee-Mears, in particular our ability to replace lost NAFTA and European aperture mask sales with sales in Asia and other areas of the world; further aperture mask price declines; slowdown in growth of, or price reductions in, high-end optical lens products; fluctuations in currency exchange rates; rising raw material costs; ability to execute the restructuring of our European operations; ability to develop new products need to grow within our markets; and the effect of ongoing economic uncertainty on the Company's operations. These and other risks and uncertainties are discussed in further detail in BMC's Annual Report on Form 10-K for the year ended December 31, 2002 and other documents filed with the Securities and Exchange Commission.

         The Forward-Looking Statements included in this Current Report (including the exhibit hereto) are made only as of August 19, 2003, and the Company undertakes no obligation to update publicly such Forward-Looking Statements to reflect subsequent events or circumstances that may arise after the date of this release.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BMC INDUSTRIES, INC.

Dated: August 19, 2003                  By: /s/ Curtis E. Petersen
                                            -----------------------------------
                                            Curtis E. Petersen

                                            Its: Senior Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit   Description                                  Method of Filing
      -------   -----------                                  ----------------

       99.1     Press Release, dated August 19, 2003,          Electronic
                Announcing Second Quarter 2003 Results.        Transmission